Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Revenue
Product sales	$ 8,340,234	$ 5,642,990
Licensing revenue	609,167	20,000
Total revenue	8,949,401	5,662,990
Cost of product sales	5,186,514	3,370,571
Gross profit	3,762,887	2,292,419
Operating expenses
Research and development	487,816	463,638
Sales and marketing	841,451	619,202
General and administrative	2,718,977	2,151,817
Total operating expenses	4,048,244	3,234,657
Operating loss	(285,357)	(942,238)
Other income (expenses)
Other income	0	94,253
Interest expense	(742,219)	(733,430)
Amortization of deferred financing costs	(56,584)	(78,539)
Gain on disposal of property and equipment	0	368
Total other income (expenses)	(798,803)	(717,348)
Net Loss	$ (1,084,160)	$ (1,659,586)
Basic and diluted net loss per common share	$ (0.22)	$ (0.33)
Basic and diluted weighted average common shares used to calculate net loss per common share	5,007,999	4,977,418